UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 29, 2022
Date of report (Date of earliest event reported)
______________________
ENCORE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Camino de la Reina, Suite 100
San Diego, California 92108
(Address of principal executive offices)(Zip Code)
(877) 445-4581
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ECPG	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On March 29, 2022, Encore Capital Group, Inc. (the “Company”), amended and restated its existing global senior secured revolving credit facility agreement (as amended, the “Global Senior Facility”) by and among the Company, the several guarantors, banks and other financial institutions and lenders from time to time party thereto and Truist Bank as Agent and Security Agent to, among other things, (1) upsize the facility by $90 million to $1.14 billion, (2) extend the termination date of the facility from September 2025 to September 2026, (3) transition from LIBOR to Term SOFR for the U.S. dollar borrowings, and (4) make certain other administrative changes.

On March 30, 2022, the Company entered into an amendment to its senior secured note purchase agreement (the “Amendment to the Note Purchase Agreement”) by and among the Company and the noteholders party thereto to make certain administrative changes.

Copies of the Global Senior Facility and the Amendment to the Note Purchase Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference (and the foregoing description is qualified in its entirety by reference to such documents).

Item 8.01.    Other Events.

On March 31, 2022, the Company issued a press release announcing the amendment to the Global Senior Facility. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
10.1
Amended and Restated Senior Facilities Agreement, dated March 29, 2022, by and among Encore Capital Group, Inc., the several guarantors, banks and other financial institutions and lenders from time to time party thereto and Truist Bank as Agent and Security Agent

10.2	Amendment No. 2 to the Fourth Amended and Restated Senior Secured Note Purchase Agreement, dated March 30, 2022, by and among Encore Capital Group, Inc. and the noteholders party thereto
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date:	March, 31, 2022	/s/ Jonathan C. Clark
Jonathan C. Clark
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Amended and Restated Senior Facilities Agreement, dated March 29, 2022, by and among Encore Capital Group, Inc., the several guarantors, banks and other financial institutions and lenders from time to time party thereto and Truist Bank as Agent and Security Agent

10.2	Amendment No. 2 to the Fourth Amended and Restated Senior Secured Note Purchase Agreement, dated March 30, 2022, by and among Encore Capital Group, Inc. and the noteholders party thereto
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)